UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2013

Energy Services of America Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32998 (Commission File Number)	20-4606266 (I.R.S. Employer Identification No.)

100 Industrial Lane, Huntington, West Virginia                                                                                                                     25702-9694
(Address of Principal Executive Offices)                                                                                                                                (Zip Code)

Registrant’s telephone number, including area code:                                                                                     (304) 399-6315

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 28, 2012, Energy Services of America Corporation (the “Registrant”) entered into an agreement with Centrus Group, Inc. (“Centrus”) pursuant to which Centrus will provide Chief Restructuring Agent services to the Registrant.  By letter dated September 4, 2013 and entered into on September 9, 2013, the Registrant entered into an agreement with Centrus which supercedes its prior agreement.  Pursant to the new agreement Centrus’ role as Chief Restructuring Agent had ended and Centrus will now act as financial advisor to the Registrant.  A copy of the agreement with Centrus Group, Inc. is filed as exhibit 10.1 to the Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired.
Not Applicable.
(b)	Pro forma financial information.
Not Applicable.
(c)	Shell Company Transactions.
Not Applicable.
(d)	Exhibits.

10.1 Engagement letter with Centrus Group, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: September 10, 2013	By:/s/ Larry Blount
Larry Blount
Chief Financial Officer